Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
January 28, 2025	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Fourth Quarter and Full Year 2024 Results, Quarterly Cash Dividend, and Special Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended December 31, 2024. The Company reported net income of $13.04 million, or $0.71 per diluted common share, for the quarter ended December 31, 2024.  Net income for the twelve months ended December 31, 2024, was $51.60 million or $2.80 per diluted common share.

The Company also declared a quarterly cash dividend to common shareholders of thirty-one cents, $0.31 per common share. The quarterly dividend is payable to common shareholders of record on February 14, 2025, and is expected to be paid on  February 28, 2025. This marks the 40th consecutive year of regular dividends to common shareholders.

Additionally, the Board of Directors declared a special cash dividend to common shareholders of $2.07 per common share.

The Company’s capital management plan and philosophy require the maintenance of a strong capital base from which to grow and serve its customers. As part of the capital plan, the Company intends to return current earnings not needed to fund growth in core operations or other uses back to shareholders through regular cash dividends and stock repurchases. To the extent current earnings exceed those capital uses, the Company may declare special dividends from time to time. The Company earned approximately $197.45 million in the last four years, from which it paid regular dividends of $79.68 million, and repurchased shares for $81.95 million.  Since July 1, 2013, the Company earned approximately $415.90 million, from which it paid regular dividends of $174.84 million, special dividends of $8.12 million, and repurchased 9.33 million shares for $232.08 million

The Board of Directors determined that the Company will have sufficient surplus capital to support anticipated growth opportunities and other needs after payment of the special dividend totaling approximately $37.92 million. This special cash dividend is also payable on February 28, 2025, to shareholders of record February 14, 2025, and may not be indicative of special cash dividend activity in the future.

Fourth Quarter 2024 Highlights

Income Statement

o

Net income of $13.04 million for the fourth quarter of 2024, was a increase of $1.26 million, or 10.65%, from the same quarter of 2023.  Net income of $51.60 million for the year, was an increase of $3.58 million, or 7.46%, from the same period of 2023.

o	Net interest income decreased $730 thousand compared to the same quarter in 2023, primarily due to increases in rates paid on interest-bearing deposits.
o	Net interest margin of 4.36% was a decrease of 6 basis points over the same quarter of 2023. The yield on earning assets increased 11 basis points from the same period of 2023 and is primarily attributable to an increase in interest income of $422 thousand. Interest income on interest-bearing deposits with banks increased $2.91 million and was primarily due to the increase in the average balance of $246.39 million offset by a decrease in yield of 75 basis points. This increase in interest income was offset by decreases in interest income for loans and securities available-for-sale of $2.04 million and $450 thousand, respectively. The decreases were primarily due to decreases in the average balance for loans and securities available-for-sale of $159.86 million and $107.16 million offset by increases in yield of 2 basis points and 72 basis points, respectively. Interest expense on interest-bearing liabilities increased $1.16 million and is primarily attributable to yield. The yield on interest-bearing liabilities increased 26 basis points when compared with the same period of 2023 and is primarily attributable to increased rates on interest-bearing deposit liabilities.
o	Noninterest income decreased approximately $125 thousand, or 1.19%, when compared to the same quarter of 2023. Noninterest expense decreased $2.67 million, or 9.98% when compared to the same period of 2023. The decrease is primarily attributable to litigation expense of $3.00 million recorded in the fourth quarter of 2023.
o

Annualized return on average assets ("ROA") was 1.60% for both the fourth quarter and for the twelve months of 2024 compared to 1.43% and 1.48% for the same periods, respectively, of 2023. Annualized return on average common equity ("ROE") was 9.89% for the fourth quarter of 2024 and 10.03% for the year compared to 9.39% and 10.02% for the same periods, respectively, of 2023.  Annualized return on average tangible common equity ("ROTCE") was 14.12% for the fourth quarter of 2024 and 14.48% for the year compared to 13.82% and 14.65% for the same periods, respectively, of 2023.

Balance Sheet and Asset Quality

o	Consolidated assets totaled $3.26 billion at December 31, 2024.
o	Loans decreased $156.21 million, or 6.07%, from December 31, 2023. Securities available for sale decreased $111.12 million, or 39.55%, from December 31, 2023. Deposits decreased $31.08 million, or 1.14%. The net effect of these balance sheet changes resulted in an increase in cash and cash equivalents of $261.03 million, or 224.22%.
o	The Company did not repurchase any common shares during the fourth quarter of 2024. The Company repurchased 257,294 common shares during 2024 at a total cost of $8.72 million.
o

Non-performing loans to total loans increased to 0.83% when compared with the same quarter of 2023.  The Company experienced net charge-offs for the fourth quarter of 2024 of $1.48 million, or 0.24% of annualized average loans, compared to net charge-offs of $883 thousand, or 0.14%, of annualized average loans for the same period in 2023.

o	The allowance for credit losses to total loans was 1.44% at December 31, 2024, compared to 1.41% at December 31, 2023.
o	Book value per share at December 31, 2024, was $ 28.73, an increase of $1.53 from year-end 2023.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to that comparable GAAP financial measure can be found in the attached tables to this press release.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 53 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of December 31, 2024. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.62 billion in combined assets as of December 31, 2024. The Company reported consolidated assets of $3.26 billion as of December 31, 2024. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; changes in banking laws and regulations; the degree of competition by traditional and non-traditional competitors; the impact of natural disasters, extreme weather events, military conflict , terrorism or other geopolitical events; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except share and per share data)	2024	2024	2024	2024	2023	2024	2023
Interest income
Interest and fees on loans	$31,637	$32,120	$32,696	$33,418	$33,676	$129,871	$126,727
Interest on securities	1,447	1,070	1,211	1,698	1,888	5,426	7,956
Interest on deposits in banks	3,348	3,702	2,882	913	438	10,845	2,482
Total interest income	36,432	36,892	36,789	36,029	36,002	146,142	137,165
Interest expense
Interest on deposits	5,099	5,298	4,877	4,365	3,935	19,639	9,341
Interest on borrowings	-	-	-	35	4	35	140
Total interest expense	5,099	5,298	4,877	4,400	3,939	19,674	9,481
Net interest income	31,333	31,594	31,912	31,629	32,063	126,468	127,684
Provision for credit losses	1,082	1,360	144	1,011	1,029	3,597	7,985
Net interest income after provision	30,251	30,234	31,768	30,618	31,034	122,871	119,699
Noninterest income	10,337	10,452	9,342	9,259	10,462	39,390	37,452
Noninterest expense	24,107	24,177	24,897	23,386	26,780	96,567	95,177
Income before income taxes	16,481	16,509	16,213	16,491	14,716	65,694	61,974
Income tax expense	3,441	3,476	3,527	3,646	2,932	14,090	13,954
Net income	$13,040	$13,033	$12,686	$12,845	$11,784	$51,604	$48,020

Earnings per common share
Basic	$0.71	$0.71	$0.69	$0.70	$0.64	$2.81	$2.67
Diluted	$0.71	$0.71	$0.71	$0.71	$0.66	$2.80	$2.72
Cash dividends per common share
Regular	0.31	0.31	0.29	0.29	0.29	1.20	1.16
Weighted average shares outstanding
Basic	18,299,612	18,279,612	18,343,958	18,476,128	18,530,114	18,349,498	17,996,373
Diluted	18,418,441	18,371,907	18,409,876	18,545,910	18,575,226	18,430,206	18,027,151
Performance ratios
Return on average assets	1.60%	1.60%	1.58%	1.60%	1.43%	1.60%	1.48%
Return on average common equity	9.89%	10.04%	10.02%	10.18%	9.39%	10.03%	10.02%
Return on average tangible common equity(1)	14.12%	14.46%	14.54%	14.82%	13.82%	14.48%	14.65%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands)	2024	2024	2024	2024	2023	2024	2023
Noninterest income
Wealth management	$1,251	$1,071	$1,064	$1,099	$1,052	$4,485	$4,179
Service charges on deposits	3,613	3,661	3,428	3,310	3,637	14,012	13,996
Other service charges and fees	3,575	3,697	3,670	3,450	3,541	14,392	13,647
(Loss) gain on sale of securities	-	-	-	-	-	-	(21)
Other operating income	1,898	2,023	1,180	1,400	2,232	6,501	5,651
Total noninterest income	$10,337	$10,452	$9,342	$9,259	$10,462	$39,390	$37,452
Noninterest expense
Salaries and employee benefits	$13,501	$13,129	$12,491	$12,581	$12,933	$51,702	$49,887
Occupancy expense	1,329	1,270	1,309	1,378	1,252	5,286	4,967
Furniture and equipment expense	1,562	1,574	1,687	1,545	1,489	6,368	5,878
Service fees	2,305	2,461	2,427	2,449	2,255	9,642	8,908
Advertising and public relations	1,165	967	933	796	843	3,861	3,300
Professional fees	295	221	330	372	787	1,218	1,567
Amortization of intangibles	535	536	530	530	536	2,131	1,731
FDIC premiums and assessments	365	365	364	369	376	1,463	1,511
Merger expense	-	-	-	-	-	-	2,393
Litigation expense	-	-	1,800	-	3,000	1,800	3,000
Other operating expense	3,050	3,654	3,026	3,366	3,309	13,096	12,035
Total noninterest expense	$24,107	$24,177	$24,897	$23,386	$26,780	$96,567	$95,177

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except per share data)	2024	2024	2024	2024	2023	2024	2023
Adjusted Net Income for diluted earnings per share	$13,040	$13,033	$12,686	$12,845	$12,314	$51,604	$49,120
Non-GAAP adjustments:
Loss (gain) on sale of securities	-	-	-	-	-	-	21
Merger expense	-	-	-	-	-	-	2,393
Day 2 provision for allowance for credit losses - Surrey	-	-	-	-	-	-	1,614
Litigation expense	-	-	1,800	-	3,000	1,800	3,000
Other items(1)	-	(825)	-	-	-	(825)	(204)
Total adjustments	-	(825)	1,800	-	3,000	975	6,824
Tax effect	-	(198)	432	-	720	234	1,203
Adjusted earnings, non-GAAP	$13,040	$12,406	$14,054	$12,845	$14,594	$52,345	$54,741

Adjusted diluted earnings per common share, non-GAAP	$0.71	$0.68	$0.76	$0.69	$0.79	$2.84	$3.04
Performance ratios, non-GAAP
Adjusted return on average assets	1.60%	1.53%	1.75%	1.60%	1.77%	1.62%	1.68%
Adjusted return on average common equity	9.89%	9.56%	11.10%	10.18%	11.63%	10.18%	11.43%
Adjusted return on average tangible common equity (2)	14.12%	13.77%	16.11%	14.82%	17.11%	14.69%	16.70%

(1)	Includes other non-recurring income and expense items.
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended December 31,
	2024			2023
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,421,668	$31,717	5.21%	$2,581,528	$33,758	5.19%
Securities available for sale	167,357	1,474	3.50%	274,513	1,924	2.78%
Interest-bearing deposits	277,678	3,351	4.80%	31,293	438	5.55%
Total earning assets	2,866,703	36,542	5.07%	2,887,334	36,120	4.96%
Other assets	379,566			379,960
Total assets	$3,246,269			$3,267,294

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$663,033	$226	0.14%	$697,555	$180	0.10%
Savings deposits	886,886	3,476	1.56%	838,455	3,050	1.44%
Time deposits	242,899	1,396	2.29%	254,668	705	1.10%
Total interest-bearing deposits	1,792,818	5,098	1.13%	1,790,678	3,935	0.87%
Borrowings
Federal funds purchased	-	-	-	293	4	5.35%
Retail repurchase agreements	995	1	0.05%	1,090	-	0.05%
Total borrowings	995	1	0.05%	1,383	4	0.87%
Total interest-bearing liabilities	1,793,813	5,099	1.13%	1,792,061	3,939	0.87%
Noninterest-bearing demand deposits	881,767			931,681
Other liabilities	46,142			45,819
Total liabilities	2,721,722			2,769,561
Stockholders' equity	524,547			497,733
Total liabilities and stockholders' equity	$3,246,269			$3,267,294
Net interest income, FTE(1)		$31,443			$32,181
Net interest rate spread			3.94%			4.09%
Net interest margin, FTE(1)			4.36%			4.42%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $863 thousand and $792 thousand for the three months ended December 31, 2024 and 2023, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Year Ended December 31,
	2024			2023
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,481,215	$130,196	5.25%	$2,538,361	$127,019	5.00%
Securities available for sale	171,081	5,547	3.24%	298,389	8,115	2.72%
Interest-bearing deposits	206,629	10,850	5.25%	46,601	2,485	5.33%
Total earning assets	2,858,925	146,593	5.13%	2,883,351	137,619	4.77%
Other assets	374,398			369,700
Total assets	$3,233,323			$3,253,051

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$662,584	$796	0.12%	$686,534	$405	0.06%
Savings deposits	878,584	14,206	1.62%	847,397	6,781	0.80%
Time deposits	246,035	4,636	1.88%	267,957	2,155	0.80%
Total interest-bearing deposits	1,787,203	19,638	1.10%	1,801,888	9,341	0.52%
Borrowings
Federal funds purchased	628	35	5.53%	2,715	139	5.12%
Retail repurchase agreements	1,045	1	0.05%	1,528	1	0.06%
Total borrowings	1,673	36	2.15%	4,243	140	3.30%
Total interest-bearing liabilities	1,788,876	19,674	1.10%	1,806,131	9,481	0.52%
Noninterest-bearing demand deposits	882,700			926,378
Other liabilities	47,362			41,477
Total liabilities	2,718,938			2,773,986
Stockholders' equity	514,385			479,065
Total liabilities and stockholders' equity	$3,233,323			$3,253,051
Net interest income, FTE(1)		$126,919			$128,138
Net interest rate spread			4.03%			4.25%
Net interest margin, FTE(1)			4.44%			4.44%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $2.90 million and $2.74 million for the twelve months ended December 31, 2024 and 2023, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands, except per share data)	2024	2024	2024	2024	2023
Assets
Cash and cash equivalents	$377,454	$315,338	$329,877	$248,905	$116,420
Debt securities available for sale, at fair value	169,849	166,669	129,686	166,247	280,961
Loans held for investment, net of unearned income	2,416,089	2,444,113	2,473,268	2,519,833	2,572,298
Allowance for credit losses	(34,825)	(35,118)	(34,885)	(35,461)	(36,189)
Loans held for investment, net	2,381,264	2,408,995	2,438,383	2,484,372	2,536,109
Premises and equipment, net	48,735	49,654	50,528	51,333	50,680
Other real estate owned	521	346	100	374	192
Interest receivable	9,207	9,883	9,984	10,719	10,881
Goodwill	143,946	143,946	143,946	143,946	143,946
Other intangible assets	13,014	13,550	14,085	14,615	15,145
Other assets	117,226	115,980	116,230	115,470	114,211
Total assets	$3,261,216	$3,224,361	$3,232,819	$3,235,981	$3,268,545

Liabilities
Deposits
Noninterest-bearing	$883,499	$869,723	$889,462	$902,396	$931,920
Interest-bearing	1,807,748	1,789,530	1,787,810	1,779,819	1,790,405
Total deposits	2,691,247	2,659,253	2,677,272	2,682,215	2,722,325
Securities sold under agreements to repurchase	906	954	894	1,006	1,119
Interest, taxes, and other liabilities	42,671	43,460	45,769	45,816	41,807
Total liabilities	2,734,824	2,703,667	2,723,935	2,729,037	2,765,251

Stockholders' equity
Common stock	18,322	18,291	18,270	18,413	18,502
Additional paid-in capital	169,752	168,691	168,272	173,041	175,841
Retained earnings	349,489	342,121	334,756	327,389	319,902
Accumulated other comprehensive loss	(11,171)	(8,409)	(12,414)	(11,899)	(10,951)
Total stockholders' equity	526,392	520,694	508,884	506,944	503,294
Total liabilities and stockholders' equity	$3,261,216	$3,224,361	$3,232,819	$3,235,981	$3,268,545

Shares outstanding at period-end	18,321,795	18,290,938	18,270,273	18,413,088	18,502,396
Book value per common share	$28.73	$28.47	$27.85	$27.53	$27.20
Tangible book value per common share(1)	20.16	19.86	19.20	18.92	18.60

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands)	2024	2024	2024	2024	2023
Allowance for Credit Losses
Balance at beginning of period:
Allowance for credit losses - loans	$35,118	$34,885	$35,461	$36,189	$36,031
Allowance for credit losses - loan commitments	441	441	746	746	758
Total allowance for credit losses beginning of period	35,559	35,326	36,207	36,935	36,789
Provision for credit losses:
Provision for credit losses - loans	1,182	1,360	449	1,011	1,041
(Recovery of) provision for credit losses - loan commitments	(100)	-	(305)	-	(12)
Total provision for credit losses - loans and loan commitments	1,082	1,360	144	1,011	1,029
Charge-offs	(2,005)	(1,799)	(1,599)	(2,448)	(2,105)
Recoveries	530	672	574	709	1,222
Net (charge-offs) recoveries	(1,475)	(1,127)	(1,025)	(1,739)	(883)
Balance at end of period:
Allowance for credit losses - loans	34,825	35,118	34,885	35,461	36,189
Allowance for credit losses - loan commitments	341	441	441	746	746
Ending balance	$35,166	$35,559	$35,326	$36,207	$36,935

Nonperforming Assets
Nonaccrual loans	$19,869	$19,754	$19,815	$19,617	$19,356
Accruing loans past due 90 days or more	149	176	19	30	104
Modified loans past due 90 days or more	135	-	-	-	-
Total nonperforming loans	20,153	19,930	19,834	19,647	19,460
OREO	521	346	100	374	192
Total nonperforming assets	$20,674	$20,276	$19,934	$20,021	$19,652

Additional Information
Total modified loans	$2,260	$2,320	$2,290	$2,177	$1,873

Asset Quality Ratios
Nonperforming loans to total loans	0.83%	0.82%	0.80%	0.78%	0.76%
Nonperforming assets to total assets	0.63%	0.63%	0.62%	0.62%	0.60%
Allowance for credit losses to nonperforming loans	172.80%	176.21%	175.88%	180.49%	185.97%
Allowance for credit losses to total loans	1.44%	1.44%	1.41%	1.41%	1.41%
Annualized net charge-offs (recoveries) to average loans	0.24%	0.18%	0.16%	0.27%	0.14%